Interim Condensed Consolidated Balance Sheets - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Current assets:
Cash and cash equivalents	$ 15,314	$ 19,957
Restricted cash	267	272
Accounts receivable	482	215
Inventories	598	1,207
Other current assets	541	342
Total current assets	17,202	21,993
Non-current Assets:
Operating lease - right of use asset	79	254
Fixed assets, net	302	296
Total non current assets	381	550
Total assets	17,583	22,543
Current liabilities
Trade accounts payables	156	219
Current operating lease liability	68	248
Other accounts payable	1,568	1,742
Total current liabilities	1,792	2,209
Total liabilities	1,792	2,209
Shareholders’ equity
Additional paid in capital	130,816	128,104
Accumulated deficit	(115,025)	(107,770)
Total shareholders’ equity	15,791	20,334
Total liabilities and shareholders’ equity	$ 17,583	$ 22,543